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                                                                      EXHIBIT 21

                        FIDELITY NATIONAL FINANCIAL, INC.

                             All companies- 10K list
                                 As of 12/31/02


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
Adnoram Settlement Agency of Ohio, LLC (50.1%)                            Ohio

AIS Alamo Insurance Services, Inc.                                        California

Alamo Title Company                                                       Texas

Alamo Title Company of Brazoria County, Inc.                              Texas

Alamo Title Company of Harris County, Inc.                                Texas

Alamo Title Company of Tarrant County, Inc.                               Texas

Alamo Title Holding Company                                               Texas

Alamo Title Insurance                                                     Texas

Alamo Title of Guadalupe County, Inc.                                     Texas

Alamo Title of Travis County, Inc.                                        Texas

Alexander Title Agency, Inc.                                              Virginia

Alliance Title Agency, Ltd. (5.09%)                                       Ohio

All Cities Escrow, Inc. (34%)                                             California

All Counties Courier, Inc. (10%)                                          California

Amarillo Data, Inc. (50%)                                                 Texas

Amtitle Company                                                           California

*ANFI, Inc. (27.84%)                                                      California

Arizona Sales and Posting, Inc.                                           Arizona

A.S.A.P. Legal Publication Services, Inc.                                 California

Baton Rouge Title Company Inc.                                            Louisiana
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
BHC&M, Ltd.                                                               Virginia

Builder Affiliated Mortgage Services (50% Partnership)                    Florida

Burnet Title of Indiana, LLC (25%)                                        Indiana

Capitol Abstract and Title Company (50%)                                  Oklahoma

Castle Escrow Holdings, LLC.                                              California

CATCO, Inc. (50%)                                                         Oklahoma

CC, I Ltd. (10%)                                                          Ohio

Chase Vehicle Exchange, Inc. `                                            Delaware

Chicago Heritage Insurance Services, Inc.                                 California

Chicago Land Agency Services, Inc. (52%)                                  Illinois

Chicago Technology Services Corporation                                   Illinois

Chicago Title Agency of Central Ohio, Inc.                                Ohio

Chicago Title and Trust Company                                           Illinois

Chicago Title Company                                                     California

Chicago Title Company of Alameda County                                   California

Chicago Title Exchange Accommodator, Inc.                                 California

Chicago Title Insurance Company                                           Missouri

Chicago Title Insurance Company of Oregon                                 Oregon

Chicago Title Insurance Company of Puerto Rico (99.2%)                    Puerto Rico

Chicago Title Land Trust Company                                          Illinois

Chicago Title of Colorado, Inc.                                           Colorado

Chicago Title of the Florida Keys, Inc. (85%)                             Florida

Chicago Title of Michigan, Inc.                                           Michigan
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
Commerce Land Title Agency, LLC (50%)                                     Ohio

Commonwealth Title Company                                                Washington

Creative Land Services, Inc.                                              Minnesota

CT/Nevada Holding Co.                                                     Nevada

Dallas-Fidelity National Title Agency, Inc.                               Texas

Dallas Seven Index, Inc. (14.3%)                                          Texas

Decatur Mortgage Company, LLC (45%)                                       Illinois

Decatur Title Company L.L.C.                                              Illinois

Duxford Escrow, Inc. (51%)                                                California

EC Purchasing.com, Inc.                                                   Delaware

Equity Residential Mortgage Company, LLC (50%)                            Arizona

Executive Direct, Inc.                                                    California

Executive Title Agency Corp.                                              Ohio

Fidelity Asset Management, Inc. (Arizona)                                 Arizona

Fidelity Asset Management, Inc.  (California)                             California

Fidelity Express Network, Inc.                                            California

Fidelity Fulfillment Center, LLC (51%)                                    Delaware

Fidelity Fulfillment Services, Inc.                                       Delaware

Fidelity Global Solution Costa Rica, S.A.                                 Costa Rica

Fidelity National Agency of Arizona, Inc. (51%)                           Arizona

Fidelity National Agency Sales and Posting                                California

Fidelity National Appraisal Services, Inc.                                Kansas

Fidelity National Asset Management Solutions, Inc.                        Colorado



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
Fidelity National Builder Services, LLC                                   California

Fidelity National Claims Services, Inc.                                   California

Fidelity National Company of Northern California                          California

Fidelity National Field Services, Inc.                                    Delaware

Fidelity National Foreclosure Solutions, Inc.                             Delaware

Fidelity National Home Warranty Company                                   California

Fidelity National Information Solutions, Inc. (66.1%)                     Delaware

Fidelity National Insurance Company                                       California

Fidelity National Insurance Services, Inc.                                Arizona

Fidelity National Insurance Services, Inc.                                California

Fidelity National Lloyds                                                  Texas

Fidelity National Loan Portfolio Services, Inc.                           California

Fidelity National Management Services, LLC                                Delaware

Fidelity National Title Agency, Inc.                                      Arizona

Fidelity National Title Agency of Nevada, Inc.                            Nevada

Fidelity National Title Agency of Pinal County, Inc.                      Arizona

Fidelity National Title and Abstract, Inc.                                Maryland

Fidelity National Title and Escrow of Hawaii, Inc.                        Hawaii

Fidelity National Title Company                                           California

Fidelity National Title Company of California                             California

Fidelity National Title Company of Oregon                                 Oregon

Fidelity National Title Company of Washington, Inc.                       Washington

Fidelity National Title Insurance Agency of Coconino                      Arizona



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
Fidelity National Title Insurance Company                                 California

Fidelity National Title Insurance Company of New York                     New York

Fidelity Participations, Inc.                                             California

Fidelity Residential Solutions, Inc.                                      Kansas

Fidelity Tax Service, Inc.                                                California

First National Financial Title Services, Inc. of Alabama                  Alabama

First Partners Title Agency, LLC (52.56%)                                 Ohio

First Title Corporation                                                   Tennessee

First Title Corporation of Alabama, Inc.                                  Alabama

FNF Capital, Inc.                                                         Delaware

FNF Capital, Inc. Vendor Finance Group                                    Washington

FNF Escrow Holdings, LLC                                                  California

FNF Funding X, LLC                                                        Delaware

FNFI Intellectual Property Holdings, Inc.                                 Delaware

FNF Title Reinsurance Company                                             Vermont

FNL Management Corporation                                                Delaware

FNTIC Properties                                                          California

Fortuna Service Company, LLC                                              California

Franchise Resale Consultants, LLC (25%)                                   Delaware

Fuentes and Kreischer Title Company                                       Florida

Gemini Escrow Services, Inc.                                              California

GF Funding Corp. IV                                                       Delaware

GF Funding Corp. V                                                        Delaware
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
GF Funding Corp. VI                                                 Delaware

GF Funding Corp. VIII                                               Delaware

GIT Holding Company, Inc. (60%)                                     Illinois

Granite Title Company, LLC (12%)                                    Texas

Greater Illinois Title Company, Inc. (60%)                          Illinois

Great Northern Title Agency, LLC (56.46%)                           Ohio

Harbor Holdings Co. (5%)                                            Florida

Heritage American Insurance Services, Inc.                          California

Heritage Title Company                                              Texas

HomeBuilders Financial Network, LLC (75%)                           Delaware

HomeBuilders Investment, LLC (75%)                                  Florida

HomeBuilders Mortgage Network, LLC (75%)                            Delaware

HomeOwnershipTeam.com, Inc.                                         California

Homesold                                                            California

Imaged Library Co., L.L.C.  (10.64%)                                Washington

Indiana Residential Nominee Services, LLC                           Indiana

Inspection One, Inc.                                                Pennsylvania

I-Net Reinsurance Limited                                           Turks & Caicos Island

Interfirst Escrow, Inc. (51%)                                       California

Investment Property Exchange Services, Inc.                         California

Iowa Land Services Company                                          Iowa

Island Title Company                                                Washington

Johnson County Title Company, Inc.                                  Kansas
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
Kensington Development Corporation                                        California

Lake County Trust Company                                                 Indiana

Land Title Company of Kitsap County (44.58%)                              Washington

LaSalle County Title Company, L.L.C. (80%)                                Illinois

LC Investment Corporation                                                 Indiana

Legacy Title Company                                                      California

Lender's Posting and Publishing Company, Inc.                             Delaware

Lexington Capital Corporation                                             Illinois

LRT Record Services, Inc.                                                 Texas

Maine Residential Nominee Services, LLC                                   Maine

Manchester Development Corporation                                        California

Massachusetts Residential Nominee Services, LLC                           Massachusetts

McHenry County Title Company                                              Illinois

McLean County Title Company                                               Illinois

McNamara, Inc.                                                            Nevada

MH Mortgage, LLC (50%)                                                    Texas

National Alliance Marketing Group, Inc.                                   California

National Residential Nominee Services Inc.                                Delaware

National Safe Harbor Exchanges                                            California

National Title Insurance Services, Inc.                                   North Carolina

National Underwriting Services, LLC (75%)                                 Delaware

Nations Title Insurance of New York Inc.                                  New York

NewInvoice, LLC (80%)                                                     Georgia
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
Northwest Equities, Inc.                                                  Texas

Northwest Title Agency of Ohio and Michigan, Inc.                         Ohio

NRT Title Agency, LLC                                                     Delaware

Pacific American Property Exchange Corporation                            California

Palm Beach Joint Title Plant, Inc. (12.5%)                                Florida

Principal Title Company, Ltd. (5%)                                        Texas

Professional Escrow, Inc.                                                 Oregon

Property Insight, LLC                                                     California

Prospect Office Partners, LP                                              California

Real Estate Index, Inc.                                                   Illinois

Real Estate Index Agency of Ohio, Ltd.                                    Ohio

RealInfo, L.L.C.  (50%)                                                   Illinois

Recodat (25%)                                                             Ohio

Rio Grande Title Company, Inc.  (20%)                                     New Mexico

Rocky Mountain Aviation, Inc.                                             Arizona

Rocky Mountain Printing Services, Inc.                                    California

Rocky Mountain Support Services, Inc.                                     Arizona

San Joaquin Title Company                                                 California

Security Title Agency, Inc.                                               Arizona

Security Title Company, LLC                                               Wisconsin

Security Union Insurance Services, Inc.                                   California

Security Union Title Insurance Company                                    California

Sentry Service Systems, Inc.                                              Arizona
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
S-K-L-D Title Services, Inc. (12.9%)                                      Colorado

SPI I Company                                                             Delaware

SPI I, LLC                                                                Delaware

Spring Service Corporation                                                California

Spring Service Texas, Inc.                                                Texas

Strategic Property Investments, Inc.                                      Delaware

Superior Data Services, Inc.                                              New York

SWT Holding, Inc.                                                         Texas

The Album CD, LLC  (66 2/3%)                                              Delaware

The Maryland Title Guarantee Company                                      Maryland

The Title Company of Canada, Ltd.                                         Ontario, Canada

The Title Guarantee Company                                               Maryland

Ticor Financial Company                                                   California

Ticor Insurance Services, Inc.                                            California

Ticor Title Consultants Ltd.                                              Canada

Ticor Title Insurance Company                                             California

Ticor Title Insurance Company Ltd.                                        England

Title Accounting Services Corporation                                     Illinois

Title Data, Inc. (5.6%)                                                   Texas

Title Info Now, LLC (14.29%)                                              Minnesota

Title and Trust Company                                                   Idaho

Title Associates, L.L.C.                                                  Florida

Title Insurance and Escrow Services, Inc.                                 Oregon
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
Title Services, Inc.                                                      Tennessee

Title-Tax, Inc.                                                           California

TPO, Inc.                                                                 Oklahoma

Tri County Title Plant Association (37.5%)                                Oregon

TSNY Agency of New York City, Inc.                                        New York

TT Acquisition Corp.                                                      Texas

United Financial Management Company                                       Nevada

United Title of Nevada, Inc.                                              Nevada

UTC Capital Group, Inc.                                                   Texas

Valuation Administrators Ltd.                                             Kansas

Vermont Residential Nominee Services, LLC                                 Vermont

Vista Escrow, Inc. (50%)                                                  California

Washington Title Company                                                  Washington

Western Financial Trust Company                                           California

Yuma Title Agency, Inc.                                                   Arizona

Yuma Title and Trust Company                                              Arizona
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